UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014

HEMISPHERE MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	001-35886 (Commission File Number)	80-0885255 (I.R.S. Employer Identification Number)

2000 Ponce de Leon Boulevard
Suite 500
Coral Gables, FL 33134
           (Address of principal executive offices) (Zip Code)

(305) 421-6364
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On December 2, 2014, Hemisphere Media Group, Inc. (the “Company”) issued a press release announcing the launch of the Company’s cable networks, Centroamerica TV, Television Dominicana and Pasiones on Cablevision Systems Corporation’s Spanish language digital video programming package, “Optimum en español,” in the New York tri-state area.

A copy of the Company’s press release is attached hereto as Exhibits 99.1.

The information included in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of this Current Report on Form 8-K. Consequently, it is not deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Act of 1933 or the Exchange Act if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Company on December 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMISPHERE MEDIA GROUP, INC.

Date: December 2, 2014	By:	/s/ Alex J. Tolston
Name: Alex J. Tolston
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Company on December 2, 2014